UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

Performance Food Group Company
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia	23238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on September 27, 2019, PFG Escrow Corporation (the “Escrow Issuer”), an indirect wholly-owned subsidiary of Performance Food Group Company (the “Company”), entered into an Indenture, dated as of September 27, 2019 (the “Indenture”), by and between the Escrow Issuer and U.S. Bank National Association, as trustee, pursuant to which the Escrow Issuer issued $1,060 million aggregate principal amount of 5.500% Senior Notes due 2027 (the “Notes”).

Upon issuance of the Notes, the gross proceeds of the offering, along with certain additional funds (the “Escrowed Funds”) were deposited into a segregated escrow account.

In connection with the Transaction (as defined and more fully described in Item 2.01 below), the Escrowed Funds were released from escrow and were used, together with the net proceeds from the settlement of the forward sale agreement, pursuant to which 11,638,000 shares will be issued on December 30, 2019 (the “Closing Date”), to fund the cash consideration for the Transaction and to pay related fees and expenses.

In connection with the release of the Escrowed Funds from escrow, the Escrow Issuer merged with and into Performance Food Group, Inc., a Colorado corporation (the “Issuer”), with the Issuer as the surviving entity in the merger, and by entry into a supplemental indenture to the Indenture (the “Supplemental Indenture”) along with PFGC, Inc., a Delaware corporation (the “Parent”) and each of the subsidiaries of the Parent identified as a “Guaranteeing Subsidiary” on the signature page thereto, the Issuer assumed all of the Escrow Issuer’s obligations as the issuer under the Indenture and the Notes and the Parent and the Guaranteeing Subsidiaries became guarantors under the Indenture.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the Indenture and Supplemental Indenture, copies of which are filed as Exhibit 4.1 and Exhibit 4.2 hereto and the terms of which are incorporated by reference in this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets

On the Closing Date, the Company completed the previously announced purchase of all of the outstanding limited liability company interests of Reinhart Foodservice, L.L.C., a Delaware limited liability company, and certain related subsidiaries (collectively, the “Acquired Companies”) for $2 billion in cash (the “Transaction”). The Transaction occurred pursuant to the terms of the Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among the Company, Ram Acquisition Company, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Ram Holdings I, L.L.C., a Delaware limited liability company, Ram Holdings II, L.L.C., a Delaware limited liability company, Ram Holdings III, L.L.C., a Delaware limited liability company, Reyes Holdings, L.L.C., a Delaware limited liability company, and Lone Oak Realty LLC, a Delaware limited liability company.

The Company used the proceeds from the issuance of the Notes to fund a portion of the purchase price payable in the Transaction. The summary of the Supplemental Indenture, and the transactions contemplated thereby, in Item 1.01 of this Current Report is incorporated by reference in this Item 2.01.

Additional information regarding the Transaction was previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 1, 2019, which additional information is incorporated by reference in this Item 2.01.

The foregoing description of the Transaction is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated by reference in this Item 2.01.

Item 7.01	Regulation FD Disclosure

On the Closing Date, the Company issued a press release announcing the completion of the Transaction. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01. The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited carve-out financial statements of the Acquired Companies as of and for the years ended December 31, 2018 and 2017 are incorporated herein by reference as Exhibit 99.2. The unaudited carve-out financial statements of the Acquired Companies as of and for the nine months ended September 30, 2019 and 2018 are incorporated herein by reference as Exhibit 99.3.

(b)	Pro forma Financial Information

The Company’s unaudited pro forma condensed combined statement of operations and explanatory notes as of and for the year ended June 29, 2019, are attached as Exhibit 99.4 hereto and incorporated by reference herein. The Company’s unaudited pro forma condensed combined statement of operations and explanatory notes as of and for the three months ended September 28, 2019, are attached as Exhibit 99.5 hereto and incorporated by reference herein.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
2.1
Membership Interest Purchase Agreement, dated as of July 1, 2019, by and among Performance Food Group Company, Ram Acquisition Company, LLC, Ram Holdings I, L.L.C., Ram Holdings II, L.L.C., Ram Holdings III, L.L.C., Reyes Holdings, L.L.C. and Lone Oak Realty LLC (incorporated by reference as Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-37578) filed with the Securities and Exchange Commission on July 1, 2019)*

4.1
Indenture, dated as of September 27, 2019, by and between the Escrow Issuer and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 001-37578) filed with the SEC on October 2, 2019

4.2	First Supplemental Indenture, dated as of December 30, 2019, among the Issuer, the Parent, the Guaranteeing Subsidiaries and U.S. Bank National Association, as trustee

4.3
Form of 5.500% Senior Notes due 2027 (incorporated by reference as Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-37578) filed with the Securities and Exchange Commission on October 2, 2019)

99.1	Press Release issued by Performance Food Group Company, dated December 30, 2019

99.2
Audited carve-out financial statements of the Acquired Companies as of and for the years ended December 31, 2018 and 2017 (incorporated by reference as Exhibit 99.2 to the Company’s Current Report on Form 8-K (File No. 001-37578) filed with the Securities and Exchange Commission on September 16, 2019)

99.3
Unaudited carve-out financial statements of the Acquired Companies as of and for the nine months ended September 30, 2019 and 2018 (incorporated by reference as Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-37578) filed with the Securities and Exchange Commission on November 18, 2019)

99.4
Unaudited pro forma condensed combined statement of operations and explanatory notes as of and for the year ended June 29, 2019 (incorporated by reference as Exhibit 99.4 to the Company’s Current Report on Form 8-K (File No. 001-37578) filed with the Securities and Exchange Commission on September 16, 2019)

99.5
Unaudited pro forma condensed combined statements of operations and explanatory notes as of and for the three months ended September 28, 2019 (incorporated by reference as Exhibit 99.2 to the Company’s Current Report on Form 8-K (File No. 001-37578) filed with the Securities and Exchange Commission on November 18, 2019)

104	Cover page Interactive Data File (embedded within Inline XBRL document)

* Schedules (and similar attachments) to the Purchase Agreement have been omitted pursuant to Item 601 of Regulation S-K. The Company will furnish the omitted schedules (and similar attachments) to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date:	December 30, 2019	By:	/s/ A. Brent King
A. Brent King
Senior Vice President, General Counsel and Secretary